UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 9, 2011
(Date of earliest event reported)

Arête Industries, Inc.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction	33-16820-D (Commission File Number)	84-1508638 (IRS Employer Identification No.)
of incorporation)

P.O. Box 141
Westminster, Colorado 80036
(Address of principal executive offices) (Zip Code)

(303) 427-8688
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 9, 2011, the Board of Directors of Arête Industries, Inc. (the “Registrant”) dismissed Ronald R. Chadwick, P.C. (“Chadwick”), as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of Causey Demgen & Moore Inc. (“CDM”) to serve as the Registrant’s independent registered public accountants for the fiscal year ending December 31, 2011.  CDM was engaged on August 9, 2011.

The audit reports of Chadwick regarding the Registrant’s financial statements as of and for two most recent fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant’s financial statements for each of the fiscal years ended December 31, 2010 and 2009, and for the interim period from January 1, 2011 through and including the date of this current report, there were: (i) no disagreements between the Registrant and Chadwick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreement in its reports on the financial statements for such years or any subsequent interim period through the date of this current report, and (ii) no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

During the Registrant’s two most recent fiscal years ended December 31, 2010 and 2009, and for the interim period from January 1, 2011 through and including the date of this current report, neither the Registrant nor anyone acting on its behalf consulted with CDM regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered by CDM on the Registrant’s financial statements nor was a written report or oral advice provided by CDM to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” as defined under Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Chadwick a copy of the disclosure in this Form 8-K and has requested that Chadwick furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Chadwick agrees with the statements in this Form 8-K. A copy of the letter dated August 11, 2011 furnished by Chadwick in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

	Exhibit No.	Description

	16.1	Letter from Ronald R. Chadwick, P.C. dated August 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
Date: August 11, 2011	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ronald R. Chadwick, P.C. dated August 11, 2011.